Vessels	6 Months Ended
Jun. 30, 2018
Vessels
Vessels

5.           Vessels

Operating vessels and drydocks

The following is a rollforward of the activity within Vessels and drydock from January 1, 2018 through June 30, 2018:

In thousands of U.S. dollars	Vessels	Drydock	Total
Cost
As of January 1, 2018	$4,389,648	$82,888	$4,472,536
Additions (1)	79,464	2,156	81,620
As of June 30, 2018	4,469,112	85,044	4,554,156

Accumulated depreciation
As of January 1, 2018	(347,703)	(34,739)	(382,442)
Charge for the period	(78,648)	(8,899)	(87,547)
As of June 30, 2018	(426,351)	(43,638)	(469,989)
Net book value
As of June 30, 2018	$4,042,761	$41,406	$4,084,167

Net book value
As of December 31, 2017	$4,041,945	$48,149	$4,090,094
(1)

Additions during the six months ended June 30, 2018 primarily relate to (i) the deliveries of the newbuilding vessels STI Esles II and STI Jardins and the corresponding calculations of notional drydock on these vessels and (ii) the drydock costs incurred on STI Fontvieille and STI Ville.

Vessel deliveries

We took delivery of the following newbuilding vessels from Hyundai Mipo Dockyard Co. Ltd. of South Korea ("HMD") during the six months ended June 30, 2018 resulting in an increase of $80.9 million in Vessels and drydock from December 31, 2017.

	Name	Month Delivered	Vessel Type
1	STI Esles II	January 2018	MR
2	STI Jardins	January 2018	MR

Carrying values of vessels and vessels under construction

At each balance sheet date, we review the carrying amounts of our vessels and related drydock costs to determine if there is any indication that those vessels and related drydock costs have suffered an impairment loss. If such indication exists, the recoverable amount of the vessels and related drydock costs is estimated in order to determine the extent of the impairment loss (if any). Recoverable amount is the higher of fair value less costs to sell and value in use. As part of this evaluation, we consider certain indicators of potential impairment, such as market conditions including forecast time charter rates and values for second hand product tankers, discounted projected vessel operating cash flows, and the Company’s overall business plans.

At June 30, 2018, we reviewed the carrying amount of our vessels to determine whether there was an indication that these assets had suffered an impairment. First, we compared the carrying amount of our vessels to their fair values less costs to sell (determined by taking into consideration two independent broker valuations). If the carrying amount of our vessels was greater than the fair values less costs to sell, we prepared a value in use calculation where we estimated each vessel’s future cash flows. These estimates were primarily based on (i) a combination of the latest forecast, published time charter rates for the next three years and a 2.47% growth rate (which is based on published historical and forecast inflation rates) in freight rates in each period thereafter and (ii) our best estimate of vessel operating expenses and drydock costs, which are based on our most recent forecasts for the next three years and a 2.47% growth rate in each period thereafter. These cash flows were then discounted to their present value using a pre-tax discount rate of 8.19%.

At June 30, 2018, our operating fleet consisted of 109 owned or finance leased vessels. Value in use calculations were performed on all 109 owned or finance leased vessels in operation which resulted in no instances where the present value of the operating cash flows was less than the carrying value. Therefore, an impairment was not recorded.

The impairment test that we conduct is most sensitive to variances in the discount rate and future time charter rates. Based on the sensitivity analysis performed for June 30, 2018, a 1.0% increase in the discount rate or a 5.0% decrease in forecasted time charter rates would not result in an impairment charge.